UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2005

                             KINGDOM VENTURES, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

              Nevada                    0-09322                 88-0419183
              ------                    -------                 ----------
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)

                      1045 STEPHANIE WAY, MINDEN, NV 89423
                      ------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (775) 267-2242

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 24th, 2005, the Board of Directors of Kingdom Ventures, Inc. (the "Company") unanimously approved the dismissal of Kabani & Company, Inc. ("KC") as its independent public accountants. On May 25th, 2005, the Company engaged the firm of______________________________, to serve as its independent public accountants for the fiscal year ending January 31, 2005.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Kingdom Ventures, Inc.


Date: May 27, 2005                        By:  /s/ Gene Jackson
                                              --------------------------------
                                              Gene Jackson
                                              Principal Executive, Financial &
                                              Accounting Officer